Exhibit 99.1

FaZe Clan, a Leading Gaming, Lifestyle and Media Brand, Completes Business Combination with B. Riley Principal 150 Merger Corp.

Trading to commence on NASDAQ under the ticker “FAZE”

on Wednesday, July 20, 2022

Los Angeles and New York, July 20, 2022 – FaZe Clan Inc. (“FaZe Clan”), the interactive lifestyle and media brand rooted in gaming and youth culture, today announced that on July 19, 2022 it completed its business combination (the “Business Combination”) with B. Riley Principal 150 Merger Corp. (Nasdaq: BRPM) (“BRPM”), a special purpose acquisition company sponsored by an affiliate of B. Riley Financial, Inc. (Nasdaq: RILY).

In connection with the closing of the Business Combination, the combined company has been renamed “FaZe Holdings Inc.” (“FaZe” or the “Company”). Shares of FaZe’s common stock and warrants commence trading today, Wednesday July 20, 2022, on NASDAQ under the new ticker symbols “FAZE” and “FAZEW”, respectively. To celebrate FaZe’s public listing, the brand’s founders, members of the executive management team and the organization’s talent roster including content creators and esports professionals, will ring the Opening Bell at Nasdaq MarketSite in New York’s Times Square today at 9:30am ET; the ceremony will be livestreamed HERE.

Voice of Youth Culture

Built by and for Gen Z and millennials, FaZe Clan is a leader in youth culture and gaming entertainment. FaZe Clan has established a highly engaged and growing fan base network of approximately 500 million across its combined social platforms that rivals established major sports leagues.

FaZe Clan boasts a diverse and robust talent and influencer network including global celebrities, esports athletes and content creators. FaZe Clan’s 11 competitive esports teams have won 35 championships worldwide. The company produces premium content, merchandise, and consumer products and creates advertising and sponsorship programs for leading national brands. With approximately 80% of its audience between the ages of 13-34, FaZe Clan has unlocked key relationships with a coveted demographic that has long proven difficult to reach for traditional media companies and advertisers.

FaZe Clan was founded by a group of teenagers who met online playing Xbox and ultimately ended up turning their passion for playing video games into lifelong careers, not only creating a living out of something that had never been done previously, but building a global brand. The founders and key members critical to the growth of the brand since the beginning include FaZe Temperrr, FaZe Banks, FaZe Apex, FaZe Rain, FaZe CBass, FaZe Rug, FaZe Adapt, FaZe Teeqo, FaZe Blaze and FaZe Jev.

Executive Management Team and Board of Directors

FaZe Holdings Inc. is led by a distinguished Executive Management Team and Board of Directors. Lee Trink, Chief Executive Officer, assumed his current role in 2018 after joining the Company as an advisor in 2016. Formerly President of Capitol Records with over 20 years of media and entertainment experience working with artists like Kid Rock, Katy Perry, Lenny Kravitz and The Rolling Stones. Zach Katz, President and Chief

Operating Officer, joined in 2022 following an over 20 year extensive music industry career including President of BMG US, co-founder and CEO of record label and music publishing company, Beluga Heights (a partnership with Sony Music, Warner Music & Universal Music). Zach began his career as a music attorney and music manager. Tammy Brandt, Chief Legal Officer, joined FaZe in 2021 after serving as Chief Legal Officer at Dreamscape Immersive with a previous extensive career in corporate counsel, corporate securities, governance, finance, treasury, tax, executive compensation, emerging company matters and M&A transactions. Kai Henry, Chief Strategy Officer, joined FaZe in 2020 with previous experience managing superstar artists, including Snoop Dogg, as well as developing and growing several businesses, including lifestyle YouTube platform SKEE TV, contemporary streetwear line En Noir Clothing and Sol Republic Headphones.

The Board of Directors includes: Andre Fernandez, CFO of WeWork; Angela Dalton, founder and CEO of Signum Growth Capital; Bruce Gordon, partner and member of the executive management committee of The ExCo Group and Senior Media Advisor to AlixPartners; Calvin “Snoop Dogg” Cordozar Broadus Jr., an American rapper, singer, songwriter, actor, record producer, DJ, media personality, and entrepreneur; Daniel Shribman, Chief Investment Officer of B. Riley Financial; Mickie Rosen, who has board experience on the Bank of Queensland, Ascendent Digital Acquisition Corp. I, and Fabletics; Nick Lewin, Chairman of the Board for Establishment Labs and General Partner of Crown Predator Holdings; Paul Hamilton, Co-Owner and CEO of Atlanta Esports Ventures, which operates the Atlanta FaZe in the Call of Duty League and the Atlanta Reign in the Overwatch League; and Ross Levinsohn, Chairman and CEO of the Arena Group and previous CEO at Guggenheim Digital Media and Yahoo.

Management Commentary

Lee Trink, FaZe’s Chief Executive Officer, said “This is a landmark event for gaming culture and Gen Z, as FaZe Clan becomes the first Gen Z native brand to go public. It provides us the access to capital and global profile to enable our long-term growth objectives, and for the first time gives our fans the opportunity to own a part of our future. As this generation rises to economic power and influence, FaZe will continue to use its voice to pioneer and innovate at the intersection of technology, entertainment and culture. We thank our partners at B. Riley and look forward to engaging with our shareholders. FaZe Up!”

Dan Shribman, Chief Investment Officer of B. Riley Financial, said “With an unparalleled level of engagement with Gen Z, FaZe represents a strong opportunity to invest in the future of digital-native entertainment. Establishing a presence in the public markets provides FaZe the opportunity to meaningfully expand its global presence across content, gaming, entertainment, consumer products and Web3. We look forward to our continued partnership as FaZe paves the way for the future of gaming and youth culture.”

Advisors

B. Riley Securities, Inc. acted as capital markets advisor to BRPM and as sole placement agent on the PIPE. M. Klein and Company and Evolution Media Capital served as financial advisors to FaZe Clan.

Skadden, Arps, State, Meagher & Flom LLP is acting as legal advisor to FaZe Clan. White & Case acted as legal advisor to BRPM. McDermott Will & Emery acted as legal advisor to the PIPE placement agent.

About FaZe Clan

FaZe Clan is a digital-native lifestyle and media platform rooted in gaming and youth culture, reimagining traditional entertainment for the next generation. Founded in 2010 by a group of kids on the internet, FaZe Clan was created for and by Gen Z and Millennials, and today operates across multiple verticals with transformative content, tier-one brand partnerships, a collective of notable talent, and fashion and consumer products. Reaching over 500 million followers across social platforms globally, FaZe Clan delivers a wide variety of entertainment spanning video blogs, lifestyle and branded content, gaming highlights and live streams of highly competitive gaming tournaments. FaZe Clan’s roster of more than 100 influential personalities consists of engaging content creators, esports professionals, world-class gamers and a mix of talent who go beyond the world of gaming, including NFL star Kyler “FaZe K1” Murray, Lebron “FaZe Bronny” James Jr., Lil Yachty aka “FaZe Boat” and Snoop Dogg aka “FaZe Snoop.” Its gaming division includes 11 competitive esports teams who have won 35 world championships. For more information, visit www.fazeclan.com, investor.fazeclan.com and follow FaZe Clan on Twitter, Instagram, YouTube, TikTok, and Twitch.

Forward Looking Statements

The information in this communication includes “forward-looking statements” pursuant to the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of present or historical fact included in this communication, regarding the Business Combination as well as the company’s strategy, future operations and financial performance, market opportunity prospects, plans and objectives of management are forward-looking statements. These forward-looking statements generally are identified by the words “budget,” “could,” “forecast,” “future,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seem,” “seek,” “strive,” “would,” “should,” “may,” “believe,” “intend,” “expects,” “will,” “projected,” “continue,” “increase,” and/or similar expressions that concern strategy, plans or intentions, but the absence of these words does not mean that a statement is not forward-looking. Such statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are based on the management’s belief or interpretation of information currently available.

These forward-looking statements are based on various assumptions, whether or not identified herein, and on the current expectations of management and are not predictions of actual performance. Because forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions, whether or not identified in this communication, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Many factors could cause actual results and condition (financial or otherwise) to differ materially from those indicated in the forward-looking statements including but not limited to the risks and uncertainties set forth in the Proxy Statement/Prospectus relating to the Business Combination. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the company. Forward-looking statements speak only as of the date they are made. While FaZe Holdings Inc. may elect to update these forward-looking statements at some point in the future, FaZe Holdings Inc. specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing FaZe Holdings Inc.’s or BRPM’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts:

For FaZe Clan

Investors: Ellipsis, ir@fazeclan.com

Media: Chelsey Northern, chelsey.northern@fazeclan.com

For BRPM

Investors: Dan Shribman, dshribman@brileyfin.com

Media: Jo Anne McCusker, jmccusker@brileyfin.com